TRIMTABS ALL CAP U.S. FREE-CASH-FLOW ETF (TTAC)
Summary Prospectus | November 29, 2019 | Cboe BZX Exchange, Inc.
Before you invest, you may want to review the TrimTabs All Cap U.S. Free-Cash-Flow ETF's (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 29, 2019, as each may be amended or supplemented from time to time, as well as the Fund’s recent shareholder reports, when available, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.trimtabsfunds.com/etf/ttac. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission ("SEC"), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.trimtabsfunds.com/etf/ttac), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1‑800‑617-0004 or send an email request to ETF@usbank.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or the Fund held with the fund complex if you invest directly with the Fund.

Investment Objective
The TrimTabs All Cap U.S. Free-Cash-Flow ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Index”), with less volatility than the Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Shares. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.59%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

1. The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$60	$189	$329	$738
Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2019, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from the United States. The Fund considers an issuer to be from the United States if: (i) its securities are organized under the laws of the United States or the issuer maintains its principal place of business in the United States; (ii) its securities are traded principally in the United States; or (iii) during the issuer's most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States. The Fund seeks to invest in stocks of any market capitalization that have fundamental characteristics, which TrimTabs Asset Management, LLC (the “Adviser”) believes are associated with superior long-term performance, based on the extensive historical research of the Adviser.
The Adviser designed the following quantitative stock selection rules to make allocation decisions and to seek to protect against dramatic over- or under-weighting of individual securities in the Fund’s portfolio.
Decile Rankings of Index Stocks. The Adviser ranks stocks in the Index by decile (i.e., top 10%, top 20%, top 30%, etc.) based on the following criteria:
(i)the relative decrease in their outstanding shares over approximately the past six months;
(ii)the relative increase in their free cash flow (i.e., the money available to the company that is not used to pay for its daily operations) over approximately the past six months; and
(iii)the relative decrease in their leverage over approximately the past six months. Leverage is measured as the ratio of total liabilities to total assets. The Adviser uses the relative decrease in leverage rather than amount of leverage itself as a criterion because the degree of leverage varies across industries.
The top decile of stocks ranked represent the companies with (1) the largest reduction in shares outstanding, (2) the strongest growth in free cash flow, and (3) the largest decrease in leverage, respectively.
Stock Selection Algorithm. The Adviser uses a mathematical formula, known as an “algorithm,” to combine the three rankings into a single ranking for each stock (“combined ranking”).
The relative weight the algorithm gives to each factor essentially varies according to the degree of change of each of these factors for each individual company during the measurement period.
The Fund then normally invests equally in 80 to 120 stocks in the top 10% of stocks based on their combined ranking, subject to the Adviser’s determination that each stock is sufficiently liquid and the Adviser’s discretion to adjust allocations.
From time to time the Fund may focus its investment (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of the date of this prospectus, the Fund currently focuses its investments in the consumer discretionary, financials and information technology sectors.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Geographic Region Risk. Because the Fund invests a significant portion of its assets in the U.S., the Fund will generally have more exposure to economic risks affecting the U.S. In the event of economic or political turmoil or a deterioration of diplomatic relations in the U.S., the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in other countries whose economies appear to be unrelated can also adversely affect the Fund’s U.S. investments.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Sector Focus Risk. To the extent that the Fund’s investments are focused on a particular industry or group of industries or sector, the Fund is subject to loss due to adverse occurrences that may affect that sector or group of industries or sector. Focusing on a particular sector or group of industries could increase the Fund’s volatility over the short term.
Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.
Management Risk. The Fund is actively managed using proprietary investment strategies and processes that are based on quantitative stock selection rules and algorithms (the "quantitative investment process"). There can be no guarantee that the Fund will achieve its investment objective or that the quantitative investment process will produce the intended results. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the quantitative investment process and/or the Adviser's ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative investment process. Any of these factors could result in the Fund underperforming comparable investment vehicles.
Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value (or “NAV”) and possibly face delisting.

•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2018. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.trimtabsfunds.com.
Calendar Year Total Returns
For the year-to-date period ended September 30, 2019, the Fund’s total return was 17.99%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.58% for the quarter ended December 31, 2017, and the lowest quarterly return was -16.97% for the quarter ended December 31, 2018.

Average Annual Total Returns
For the Period Ended December 31, 2018

TrimTabs All Cap U.S. Free-Cash-Flow ETF	1 Year	Since Inception (9/27/2016)
Return Before Taxes	-5.99%	11.33%
Return After Taxes on Distributions	-6.13%	11.19%
Return After Taxes on Distributions and Sale of Shares	-3.45%	8.77%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	-5.24%	8.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Investment Adviser
TrimTabs Asset Management, LLC serves as the investment adviser of the Fund.
Portfolio Manager
Janet F. Johnston, CFA has been the Fund’s portfolio manager since 2017. Ms. Johnston is also a Portfolio Manager of the Adviser.
Purchase and Sale of Shares
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater, equal to or less than their NAV.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.